                           Exhibit 32

                      CERTIFICATION PURSUANT TO

                        18 U.S.C. SECTION 1350

                        AS ADOPTED PURSUANT TO

               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of USChina Channel Inc. (the "Company") on Form 10-Q for the period ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Executive Officer & Chief Financial Officer, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

   1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 11, 2010                  /s/ Andrew Chien

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                                        Andrew Chien, CEO & CFO